                                EXHIBIT 10.102


                        GUARANTY OF LEASE AGREEMENT FOR

                      INGRAM MICRO DISTRIBUTION FACILITY

                               GUARANTY OF LEASE

     THIS GUARANTY OF LEASE (this "Guaranty") is executed as of September 7, 2001, by Ingram Micro Inc., a Delaware corporation ("Guarantor"), whose address is 1600 East St. Andrews Place, Santa Ana, California 92705 for the benefit of Wells Operating Partnership, L.P. ("Landlord"), whose address is 6200 The Corners Parkway, Suite 240, Norcross, Georgia 30092, with reference to the following facts:

     A. Landlord and Ingram Micro L.P., a Tennessee limited partnership ("Tenant") intend to enter into that certain Indenture of Lease dated as of _________, 2001, (the "Lease") pursuant to which Tenant shall lease from Landlord the real property described in the Lease;

     B. As a condition to Landlord's execution of the Lease, Landlord requires that the undersigned guaranty the full and timely performance of the obligations of Tenant under said Lease; and

     C. The Guarantor desires that Landlord enter into the Lease with Tenant and has a beneficial interest in Tenant. Capitalized terms not expressly defined herein shall have the definitions set forth in the Lease.

     NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Guarantor unconditionally guaranties, without deduction by reason of setoff, defense or counterclaim (except as otherwise permitted under the Lease), to Landlord and its successors and assigns the full and punctual payment, and the performance and observance by Tenant, of all sums, terms, covenants and conditions in the Lease to be paid, kept, performed or observed by Tenant.

     2. If Tenant shall at any time default in the performance or observance of any of the terms, covenants or conditions of the Lease to be kept, performed or observed by Tenant, Guarantor will keep, perform and observe same, as the case may be, in the place and stead of Tenant. Guarantor has the right to cure any default of Tenant, provided such cure is performed in accordance with the terms and within the time periods set forth in the Lease. It is specifically agreed and understood that this Guaranty is a continuing guarantee under which Landlord may proceed immediately against Tenant or Guarantor following any breach or default by Tenant or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the Lease or at law or in equity; provided that, in all cases Guarantor may exercise such rights and remedies, and assert such defenses, to which Tenant is entitled under the Lease.

     3. Any act or omission of Landlord, or of its successors or assigns, constituting a waiver of any of the terms or conditions of the Lease (including, without limitation, concerning any consent required under the Lease) or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor and without releasing Guarantor from any of its obligations hereunder.

     4. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of any security given for the performance and observance of any covenant or condition of the Lease to be performed or observed by Tenant, nor by any modification of the Lease, regardless of whether Guarantor consents thereto or receives notice thereof.

     5. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditor's receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of any federal or state bankruptcy or insolvency law or other statute or from the decision of any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) the assignment or transfer of the Lease by Tenant; or (e) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law.

     6. Guarantor further agrees that it may be joined in any action against Tenant in connection with the obligations of Tenant and recovery may be had against Guarantor in any such action. Landlord may enforce the obligations of Guarantor hereunder without first taking any action whatsoever against Tenant or its successors and assigns, or pursue any other remedy or apply any security it may hold, and Guarantor hereby waives (a) notice of acceptance of this Guaranty,
(b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations relating to this Guaranty and/or the Lease, (d) any right to require Landlord to proceed against Tenant or any other guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (g) any right of subrogation, and (h) any and all surety or other defenses in the nature thereof including, without limitation, the provisions of California Civil Code Section 2819 and 2845 or any similar, related or successor provisions of law.

     7. This Guaranty shall apply to the Lease, any extension, renewal, modification or amendment thereof, and to any assignment, subletting or other tenancy thereunder or to any holdover term following the term granted under the Lease or any extension or renewal thereof; provided, however, that with respect to any assignment to other than an Affiliate, this Guaranty shall not apply to any modification or amendment to the Lease made after such an assignment solely to the extent of any additional obligations or modifications to existing obligations. It is specifically agreed and understood that the terms of the Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and said Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor (except as otherwise permitted in the Lease) and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, altered or assigned.

     8.  Intentionally Omitted.

     9. In the event of any litigation between Guarantor and Landlord with respect to the subject matter hereof, the unsuccessful party to such litigation agrees to pay to the successful party all reasonable fees, costs and expenses thereof, including reasonable attorneys' fees and expenses.

     10. No delay on the part of Landlord in exercising any right hereunder or under the Lease shall operate as a waiver of such right or of any other right of Landlord under the Lease or hereunder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or a waiver of the same or any other right on any future occasion. This Guaranty shall not be released, modified or affected by failure or delayed on the part of Landlord to enforce any of the rights or remedies of Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

     11. If there is more than one undersigned Guarantor, the term Guarantor, as used herein, shall include all of the undersigned; each and every provision of this Guaranty shall be binding on each and every one of the undersigned; they shall be jointly and severally liable hereunder; and Landlord shall have the right to joint one or all of them in any proceeding or to proceed against them in any order.

     12. This instrument constitutes the entire agreement between Landlord and Guarantor with respect to the subject matter hereof, superseding all prior oral or written agreements or understandings with respect thereto and may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

     13. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     14. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered or sent either to Guarantor at the address set forth on Page 1 hereof to the attention of Corporate Real Estate (with a copy to General Counsel at the same address), or to Landlord, at the address set forth on Page 1 hereof, by registered or certified mail, postage prepaid, return receipt requested, by personal delivery or by nationally recognized overnight courier service and shall be deemed received upon the earlier of (i) if personally delivered, the date of delivery to the address of the person to receive such notice; (ii) if mailed, four (4) business days after the date of posting by the United States Post Office; or
(iii) if delivered by overnight courier, the date of receipt as confirmed by the courier.

     15. If Landlord desires to sell, finance or refinance the "Building" or the "Premises" (as such terms are defined in the Lease), or any part thereof, Guarantor hereby agrees to deliver to any lender or buyer designated by Landlord such estoppel statements of Guarantor as may be reasonably required by such lender or buyer. All such statements shall be received by any such lender or buyer in confidence and shall be used only for the foregoing purposes, and such lender or buyer shall acknowledge the same to Guarantor in writing (should Guarantor require such an acknowledgement) as a precondition to Guarantor's obligations under this Paragraph 15.

     16. The term "Landlord" whenever hereinabove used refers to and means the Landlord in the Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of Landlord's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guarantee which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, or any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     17. The term "Tenant" wherever hereinabove used refers to and means the Tenant in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

     GUARANTOR:

     INGRAM MICRO INC.,
     A Delaware corporation

     By:   /s/ Mr. Paul H. LaPlante
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     Its:  President
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           Ingram Micro, Inc.